Prospectus Supplement

May 1, 2016

for

The Guardian Investor Variable Annuity B Series®

The Guardian Investor Variable Annuity L Series®

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2016 for The Guardian Investor Variable Annuity B Series® and The Guardian Investor Variable Annuity L Series,® for variable annuity contracts issued through The Guardian Separate Account R.

Effective immediately, the Columbia Variable Portfolio — Asset Allocation Fund II (Class 2) will be known as Columbia Variable Portfolio — Asset Allocation Fund (Class 2).

Except as set forth herein, all other provisions of the Prospectus shall remain unchanged.

This prospectus supplement must be preceded or accompanied by the most recent prospectus available and should be retained with the Prospectus for future reference.